STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAPITALIZATION EQUITY FUND II

                    Financial Statements for the Period Ended
                               September 30, 1999

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

November 25, 1999

Dear Standish Funds Shareholder:

Enclosed you will find the annual statement for your Standish Fund for the fiscal year ended September 30, 1999.

During the twelve months ended September 30, 1999, returns from most equity investments have been very strong. For example, large capitalization U.S. stocks, as reflected in the Standard and Poor's 500 Index, provided a total return of 27.79%; smaller cap U.S. stocks, as measured by the Russell 2000 Index, a return of 19.08%; and international stocks, as recorded by the Morgan Stanley Capital International EAFE Index, a total return of 30.94%. Within the market, growth issues have generally performed better than value stocks, and larger capitalization issues have generally performed better than smaller capitalization issues. The past year's results combined with those of prior years have produced very good returns. Specifically, the Standard and Poor's 500 Index annual total return for the five years ending September 30, 1999 was 25.03%, about two and one-half times the very long-term average return for U.S. stocks.

The financial crisis that gripped the world's capital market in the fall of 1998 has waned, and economic growth, especially in the U.S., remains strong. Some acceleration of growth has appeared in Western Europe, as has evidence of a bottoming of the economy in Japan. Corporate profit growth has generally been strong. Although inflation has been quiescent, interest rates have increased reflecting the stronger economic growth. The Federal Reserve has recently tightened monetary policy, reversing the easing that took place a year ago.

Standish Ayer & Wood is devoted to producing superior long-term returns through very disciplined investment philosophies designed to uncover value. We remain confident that we have the capability to do a superior job by adhering to our disciplines. As of September 30, 1999, Standish, Ayer & Wood, Inc., advisor to Standish Funds, together with its affiliate, Standish International Management Company, L.P., had approximately $45 billion of assets under management, including $6 billion of assets in the Standish Funds. Our principal clients are corporate pension trusts, governmental pension funds, insurance companies, endowments and foundations, and high net worth individuals. Standish, Ayer & Wood remains independent and is owned by investment professionals active in the business. The professional staff, now 287, has grown over the last year and includes 111 professionals who hold the Chartered Financial Analyst designation.

We appreciate the opportunity to serve you and hope you will find the attached information helpful.

Sincerely yours,


/s/ Ted Ladd

Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAPITALIZATION EQUITY FUND II

                       Management Discussion and Analysis

The Standish Small Capitalization Equity Fund II outperformed the Russell 2000 Growth Index for the fiscal year ended September 30, 1999, returning 72.14% versus 32.64% for the benchmark -- a strong showing for the Fund in what continues to be a challenging environment for small cap investors.

Volatility and neglect continued to characterize small cap stocks over the 12-month period ended September 30, 1999. Results have improved considerably as compared to 1998, yet emerging companies remain entrenched in a cycle of inferior relative performance that began over five years ago. Investors continue to disregard the small cap market as demonstrated by the recent decline in mutual fund flows. This dynamic has penalized small cap stocks while fueling the dramatic rise in big cap market averages. Narrow leadership - technology and Internet oriented companies have dominated the market - and interest rate apprehension have made for a precarious small cap investment environment. With the added burden of disappointing earnings in individual companies, a broader turnaround has been slow to develop.

Notwithstanding an erratic small cap market, Standish Small Capitalization Equity Fund II provided investors with solid performance over the past year. During the period, growth-oriented companies led the small cap market, helped by the ongoing, albeit volatile, rise in technology and Internet issues. This type of environment favors our investment strategy; we focus on industries that are revolutionizing the economy and companies that demonstrate sustainable earnings power, solid management, and an enviable competitive position. The Fund's overweight in technology and the Internet contributed to successful fiscal year results, as did strong stock selection in services, a sector that has also stimulated today's economic growth. During the past year the health care sector slightly detracted from the Fund's performance. Typical of the current market, companies in the lower end of the small cap range - generally less than $500 million labored under the popularity of larger issues. The market cap effect was overshadowed by the positive benefits of sector allocation and stock selection, which greatly contributed to absolute and relative performance.

Looking forward, we are optimistic that investors will come to recognize the attractive valuations, reasonable earnings growth, and compelling innovation available in the small cap market. Though volatility is inherent to small cap investing, historically emerging companies have commensurately rewarded investors. We remain committed to capturing the potential of smaller, optimally positioned, and fundamentally sound companies over a long-term investment horizon.

On a final note, we would like to introduce Ken Winston, the newest member of our small cap team. Ken comes to Standish from investment banker Needham & Co., where he served as a research analyst for Internet and business service companies. His unique perspective on the Fund's primary economic sectors complements the skill and experience of our group. As always, we are dedicated to assisting you reach your investment goals and appreciate your support of the Standish Small Capitalization Equity Fund II.

Sincerely,


/s/ Nicholas S. Battelle                   /s/ Andrew L. Beja

Nicholas S. Battelle                       Andrew L. Beja

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAPITALIZATION EQUITY FUND II

             Comparison of Change in Value of $100,000 Investment in
                     Standish Small Capitalization Fund II,
                       and the Russell 2000 Growth Index

[The following table was represented as a mountain graph in the printed materials.]

                Standish Small Cap Equity Fund II        Russell 2000 Growth
                ---------------------------------        -------------------
                              100000                            100000
                              101900                            102396
                              106850                            104954
                               98950                             98616
                               93000                             91656
                               93900                             90593
                              110800                            104209
                              118850                            107742
                              125600                            113258
                              131550                            116656
                              145651                            125965
                              135297                            118400
                              133647                            115577
1 Year                        133301                            115642
                              134163                            114099
                              149189                            124173
                              154791                            129382
                              158399                            130175
                              147035                            120718
                              147250                            121952
                              137771                            111769
                              108149                             85973
                              119675                             94690
                              124253                             99633
                              135725                            107365
2 Year                        152421                            117081
                              172295                            122350
                              158076                            111155
                              178758                            115112
                              187052                            125276
                              184467                            125474
                              203802                            132087
                              200840                            128005
                              203264                            123218
                              206010                            125596


                         ------------------------------
                           Average Annual Total Return
                           (for periods ended 9/30/99)

                                               Since
                                             Inception
                         1 Year              12/23/1996
                         ------              ----------

                         72.14%                29.06%

                         ------------------------------

           Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAPITALIZATION EQUITY FUND II

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Small Capitalization Equity
    Portfolio II ("Portfolio"), at value (Note 1A)                  $43,931,930
  Receivable for Fund shares sold                                       112,392
  Prepaid expenses                                                          151
                                                                    -----------
    Total assets                                                     44,044,473

LIABILITIES
  Accrued accounting, custody and transfer agent fees     $4,912
  Accrued trustees' fees and expenses (Note 2)             1,000
  Accrued expenses and other liabilities                   7,839
                                                          ------
    Total liabilities                                                    13,751
                                                                    -----------
NET ASSETS                                                          $44,030,722
                                                                    ===========
NET ASSETS CONSIST OF:
  Paid-in capital                                                   $32,720,462
  Accumulated net realized gain                                       4,743,641
  Net unrealized appreciation                                         6,566,619
                                                                    -----------
TOTAL NET ASSETS                                                    $44,030,722
                                                                    ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                             1,150,164
                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                   $     38.28
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAPITALIZATION EQUITY FUND II

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio                          $    50,200
  Dividend income allocated from Portfolio                               28,761
  Expenses allocated from Portfolio                                    (274,343)
                                                                    -----------
    Net investment income allocated from Portfolio                     (195,382)

EXPENSES
  Accounting, custody, and transfer agent fees          $   28,716
  Registration fees                                         16,054
  Legal and audit services                                  12,488
  Trustees' fees and expenses (Note 2)                       4,033
  Insurance expense                                            339
  Miscellaneous                                              6,572
                                                        ----------
    Total expenses                                          68,202

Deduct:
  Reimbursement of Fund operating expenses (Note 2)        (52,490)
                                                        ----------
    Net expenses                                                         15,712
                                                                    -----------
      Net investment loss                                              (211,094)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain allocated from Portfolio on:
    Investment security transactions                     5,339,363
                                                        ----------
      Net realized gain                                               5,339,363
  Change in unrealized appreciation (depreciation)
  allocated from Portfolio on:
    Investment securities                                7,689,250
                                                        ----------
      Change in net unrealized appreciation
        (depreciation)                                                7,689,250
                                                                    -----------
    Net realized and unrealized gain                                 13,028,613
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $12,817,519
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAPITALIZATION EQUITY FUND II

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 1999  SEPTEMBER 30, 1998
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment loss                                       $  (211,094)        $   (25,722)
  Net realized gain                                           5,339,363              36,806
  Change in net unrealized appreciation (depreciation)        7,689,250          (2,290,170)
                                                            -----------         -----------
  Net increase (decrease) in net assets from investment
    operations                                               12,817,519          (2,279,086)
                                                            -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1E)
  From net investment income                                         --             (12,372)
  From net realized gains on investments                             --            (165,969)
  In excess of net realized gain on investment
    transactions                                                     --            (384,658)
                                                            -----------         -----------
  Total distributions to shareholders                                --            (562,999)
                                                            -----------         -----------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                           25,975,745           9,955,084
  Value of shares issued to shareholders in payment of
    distributions declared                                           --             555,593
  Cost of shares redeemed                                    (6,706,525)         (2,038,167)
                                                            -----------         -----------
  Net increase in net assets from Fund share
    transactions                                             19,269,220           8,472,510
                                                            -----------         -----------
TOTAL INCREASE IN NET ASSETS                                 32,086,739           5,630,425

NET ASSETS
  At beginning of year                                       11,943,983           6,313,558
                                                            -----------         -----------
  At end of year                                            $44,030,722         $11,943,983
                                                            ===========         ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAPITALIZATION EQUITY FUND II

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   FOR THE PERIOD
                                                   YEAR ENDED       NINE MONTHS   DECEMBER 23, 1996
                                                  SEPTEMBER 30,        ENDED      (COMMENCEMENT OF
                                               ------------------  SEPTEMBER 30,   OPERATIONS) TO
                                               1999(1)    1998(1)      1997       DECEMBER 31, 1996
                                               -------    -------  -------------  -----------------
NET ASSET VALUE, BEGINNING OF YEAR             $ 22.22    $ 29.12     $20.39           $20.00
                                               -------    -------     ------           ------
FROM INVESTMENT OPERATIONS:
  Net investment income (loss)*                  (0.24)     (0.07)      0.03               --
  Net realized and unrealized gain (loss) on
    investments                                  16.30      (5.01)      8.71             0.39
                                               -------    -------     ------           ------
Total from investment operations                 16.06      (5.08)      8.74             0.39
                                               -------    -------     ------           ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                        --      (0.04)     (0.01)              --
  From net realized gain on investments             --      (0.54)        --               --
  In excess of net realized gain on
    investments                                     --      (1.24)        --               --
                                               -------    -------     ------           ------
Total distributions to shareholders                 --      (1.82)     (0.01)              --
                                               -------    -------     ------           ------
NET ASSET VALUE, END OF YEAR                   $ 38.28    $ 22.22     $29.12           $20.39
                                               =======    =======     ======           ======
TOTAL RETURN                                     72.14%    (17.84)%    42.94%              --(2)

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net assets)*(3)      1.00%      0.58%      0.00%+             --(2)
  Net Investment Income (Loss) (to average
    daily net assets)*                           (0.73)%    (0.25)%     0.49%+             --(2)
  Net Assets, End of Year (000's omitted)      $44,031    $11,944     $6,314           $  484

-----------------
* For the periods indicated, the investment adviser did not impose a portion of its advisory fee and/or reimbursed a portion of the Fund's operating expenses. If this voluntary reduction had not been taken, the investment income per share and the ratios would have been:

   Net investment income per share             $ (0.30)   $ (0.42)    $(0.25)              --(2)
   Ratios (to average daily net assets):
     Expenses (3)                                 1.18%      1.94%      3.56%+             --(2)
     Net investment loss                         (0.91)%    (1.61)%    (3.07)%+            --(2)

(1)   Calculated based on average shares outstanding.
(2)   Amounts are not meaningful due to the short period of operations.
(3) Includes the Fund's share of the Standish Small Capitalization Equity II Portfolio's allocated expenses.
+     Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAPITALIZATION EQUITY FUND II

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Fund II (the "Fund") is a separate diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest in Standish Small Capitalization Equity Portfolio II (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at September 30, 1999). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The Fund currently offers two different classes of shares: Institutional Class and Service Class. The Service Class of shares are subject to an account service fee of 0.25% of the average daily net assets of that class of shares. At September 30, 1999, there were no Service Class of shares outstanding.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

      C. FEDERAL TAXES

      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      D. OTHER

      All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

      E. DISTRIBUTIONS TO SHAREHOLDERS

      The fund's dividends from short-term and long term capital gains, if any after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income, and accumulated net realized gains (losses).

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                  STANDISH SMALL CAPITALIZATION EQUITY FUND II

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(2)   INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish, Ayer, & Wood, Inc. ("SA&W") for such services. See
      Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. SA&W has voluntarily agreed to limit total Fund operating expenses and its pro-rata share of expenses allocated from the Portfolio (excluding commissions, taxes and extraordinary expenses) to 1.00% of the Fund's average daily net assets for the period October 1, 1998 to September 30, 1999. This agreement is voluntary and temporary and may be discontinued or revised by SA&W at any time. Pursuant to this agreement, for the year ended September 30, 1999, SA&W voluntarily reimbursed the Fund for its operating expenses in the amount of $52,490. The Trust pays no compensation directly to its trustees who are affiliated with the SA&W or to its officers, all of whom receive remuneration for their services to the Trust from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(3)   INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 1999 aggregated $25,892,217 and $6,716,319, respectively.

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                              YEAR ENDED          YEAR ENDED
                                          SEPTEMBER 30, 1999  SEPTEMBER 30, 1998
                                          ------------------  ------------------
      Shares sold                               801,425             373,288
      Shares issued to shareholders in
        payment of distributions declared            --              23,472
      Shares redeemed                          (188,863)            (75,976)
                                               --------             -------
      Net increase                              612,562             320,784
                                               ========             =======

      At September 30, 1999, one shareholder was record owner of approximately 20% of the total outstanding shares of the Fund.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Small Capitalization Equity Fund II:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Small Capitalization Equity Fund II (the "Fund"), at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 19, 1999

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                STANDISH SMALL CAPITALIZATION EQUITY PORTFOLIO II

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                        VALUE
SECURITY                                                     SHARES   (NOTE 1A)
--------------------------------------------------------------------------------
EQUITIES -- 98.7%

CAPITAL GOODS -- 5.2%
Eagle USA Airfreight, Inc.*                                  39,200  $ 1,173,550
Expeditors International Wash, Inc.                          24,500      786,298
Kroll-Ogara Co.*                                             19,000      317,062
                                                                     -----------
                                                                       2,276,910
                                                                     -----------
EARLY CYCLICAL -- 2.0%
Atlantic Coast Airlines, Inc.*                               35,400      628,350
Ryanair Holdings PLC ADR*                                     5,700      261,487
                                                                     -----------
                                                                         889,837
                                                                     -----------
ENERGY -- 2.6%
Cal Dive International, Inc.*                                11,400      390,450
Cooper Cameron Corp.*                                         8,200      309,550
Dril-Quip*                                                   16,900      432,006
                                                                     -----------
                                                                       1,132,006
                                                                     -----------
FINANCIAL -- 1.7%
Costar Group, Inc.*                                          13,100      312,762
First Sierra Financial, Inc.*                                40,600      433,912
                                                                     -----------
                                                                         746,674
                                                                     -----------
GROWTH CYCLICAL -- 7.6%
Cinar Corp.*                                                 27,400      828,850
Global Sports, Inc.*                                         17,700      396,037
Hibbet Sporting Goods, Inc.*                                 29,600      484,700
Westwood One, Inc.*                                          27,600    1,245,450
Wet Seal, Inc., Class A*                                     24,100      399,156
                                                                     -----------
                                                                       3,354,193
                                                                     -----------
HEALTH CARE -- 13.8%
ADAC Laboratories*                                           51,400      504,362
Alkermes, Inc.*                                              12,800      368,800
Cephalon, Inc.*                                              16,600      298,282
Chirex, Inc.*                                                15,700      405,256
Cytyc Corp.*                                                 15,600      603,525
Impath, Inc.*                                                15,400      448,525
Inhale Therapeutic Systems, Inc.*                            15,300      464,738
Medquist, Inc.*                                              14,100      471,469
Pharmacyclics, Inc.*                                         10,600      433,275
Transkaryotic Therapies, Inc.*                               10,100      518,888
Triangle Pharmaceuticals, Inc.*                              31,200      600,600
United Therapeutics*                                         18,600      537,075
Vical, Inc.*                                                 30,900      426,806
                                                                     -----------
                                                                       6,081,601
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                STANDISH SMALL CAPITALIZATION EQUITY PORTFOLIO II

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                        VALUE
SECURITY                                                     SHARES   (NOTE 1A)
--------------------------------------------------------------------------------
OTHER -- 1.9%
Nasdaq-100 Shares*                                            3,500  $   421,312
S&P 400 Mid-Cap Depositary Receipts                           5,800      416,513
                                                                     -----------
                                                                         837,825
                                                                     -----------
SERVICES -- 38.1%
24/7 Media, Inc.*                                            12,200      462,075
Abacus Direct Corp.*                                          7,200      877,500
Acme Communications, Inc.*                                    4,290      132,990
C-Net, Inc.*                                                 16,100      901,600
CN Maximus, Inc.*                                            24,000      718,500
Checkfree Holdings Corp.*                                    12,400      509,950
Concentric Network Corp.*                                    30,800      625,625
Devry, Inc.*                                                 22,600      452,000
Digex, Inc.*                                                 28,600      677,463
Digital River, Inc.*                                         27,600      600,300
Emmis Broadcasting Corp., Class A*                           12,700      838,994
Entercom Communications Corp.*                                7,300      262,800
Exodus Communications, Inc.*                                  6,700      482,819
F.Y.I., Inc.*                                                15,600      525,525
First Consulting Group, Inc.*                                27,200      272,000
Homestore.com, Inc.*                                         13,700      571,119
Infospace.com, Inc.*                                         13,000      534,625
Insight Communications, Inc.*                                25,400      727,075
Loislaw.com, Inc.*                                            6,770       98,165
Luminant Worldwide Corp.*                                    13,400      412,050
Pinnacle Holdings, Inc.*                                     47,400    1,238,325
Radio One, Inc.*                                              9,000      373,500
Rowecom, Inc.*                                               25,400      704,850
SBS Broadcasting SA*                                         33,100    1,282,625
Salem Communications Corp., Class A*                         22,000      561,000
Sapient Corp.*                                                4,500      424,125
Sportsline USA, Inc.*                                        27,600      815,925
Starmedia Network, Inc.*                                     10,900      400,235
Superior Consultant Holdings*                                21,500      252,625
                                                                     -----------
                                                                      16,736,385
                                                                     -----------
TECHNOLOGY -- 25.8%
ATMI, Inc.*                                                  35,400    1,320,863
Applied Micro Circuits Corp.*                                20,000    1,140,000
Bea Systems, Inc.*                                           13,300      469,656
Best Software, Inc.*                                         14,100      278,475
CBT Group PLC ADR*                                           17,500      430,938
Computer Network Tech Corp.*                                 48,100      447,931
Credence Systems Corp.*                                       9,800      439,775
Dallas Semiconductor Corp.                                    7,400      395,438
Emulex Corp.*                                                 8,000      687,000
Globespan, Inc.*                                              7,000      441,875
National Computer System, Inc.                               12,300      471,629
PRI Automation, Inc.*                                        18,500      668,313

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                STANDISH SMALL CAPITALIZATION EQUITY PORTFOLIO II

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                       VALUE
SECURITY                                                    SHARES   (NOTE 1A)
-------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Photronics, Inc.*                                           41,500  $   931,156
Qlogic Corp.*                                               10,400      726,050
Semtech Corp.*                                              14,600      534,725
Sipex Corp.*                                                13,400      191,788
Stamps.com, Inc.*                                           14,400      500,400
TSI International Software Ltd.*                            20,400      553,350
Verisign, Inc.*                                              6,600      702,900
                                                                    -----------
                                                                     11,332,262
                                                                    -----------
TOTAL EQUITIES (COST $36,821,026)                                    43,387,693
                                                                    -----------
SHORT-TERM INVESTMENTS -- 4.2%

REPURCHASE AGREEMENTS -- 4.2%
Prudential-Bache Repurchase Agreement, dated 09/30/99,
due 10/01/99, with a maturity value of $1,830,153 and
an effective yield of 4.48%, collaterized by a U.S.
Government Agency obligation with a rate of 6.00%, a
maturity date of 03/01/13 and a market value of $1,866,524.           1,829,925
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS (COST $1,829,925)                        1,829,925
                                                                    -----------

TOTAL INVESTMENTS -- 102.9% (COST $38,650,951)                      $45,217,618

OTHER ASSETS, LESS LIABILITIES -- (2.9%)                             (1,285,503)
                                                                    -----------
NET ASSETS -- 100.0%                                                $43,932,115
                                                                    ===========

NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt
*Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                STANDISH SMALL CAPITALIZATION EQUITY PORTFOLIO II

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $38,650,951)                                                    $45,217,618
  Receivable for investments sold                                       994,710
  Interest receivable                                                       466
  Deferred organization costs (Note 1E)                                  10,586
  Prepaid expenses                                                        1,360
                                                                    -----------
    Total assets                                                     46,224,740

LIABILITIES
  Payable for investments purchased                     $2,259,962
  Accrued accounting and custody fees                       12,828
  Accrued trustees' fees and expenses (Note 2)               1,370
  Payable to investment adviser (Note 2)                        30
  Accrued expenses and other liabilities                    18,435
                                                         ---------
    Total liabilities                                                 2,292,625
                                                                    -----------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                        $43,932,115
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                STANDISH SMALL CAPITALIZATION EQUITY PORTFOLIO II

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income                                                   $    50,201
  Dividend income                                                        28,761
                                                                    -----------
    Total income                                                         78,962

EXPENSES
  Investment advisory fee (Note 2)                      $  173,628
  Accounting and custody fees                               65,715
  Legal and audit services                                  22,627
  Trustees' fees and expenses (Note 2)                       4,806
  Amortization of organization expenses (Note 1E)            4,749
  Insurance expense                                          2,819
                                                        ----------
    Total expenses                                                      274,344
                                                                    -----------
      Net investment loss                                              (195,382)
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain
    Investment security transactions                     5,339,392
                                                        ----------
      Net realized gain                                               5,339,392
  Change in unrealized appreciation (depreciation)
    Investment securities                                7,689,299
                                                        ----------
      Change in net unrealized appreciation
        (depreciation)                                                7,689,299
                                                                    -----------
    Net realized and unrealized gain                                 13,028,691
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $12,833,309
                                                                    ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                STANDISH SMALL CAPITALIZATION EQUITY PORTFOLIO II

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 1999  SEPTEMBER 30, 1998
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment loss                                       $  (195,382)        $   (25,722)
  Net realized gain                                           5,339,392              36,810
  Change in net unrealized appreciation (depreciation)        7,689,299          (2,290,197)
                                                            -----------         -----------
  Net increase (decrease) in net assets from investment
    operations                                               12,833,309          (2,279,109)
                                                            -----------         -----------

CAPITAL TRANSACTIONS
  Contributions                                              25,892,217           9,663,712
  Withdrawals                                                (6,716,319)         (1,758,185)
                                                            -----------         -----------
  Net increase in net assets from capital transactions       19,175,898           7,905,527
                                                            -----------         -----------
TOTAL INCREASE IN NET ASSETS                                 32,009,207           5,626,418

NET ASSETS
  At beginning of year                                       11,922,908           6,296,490
                                                            -----------         -----------
  At end of year                                            $43,932,115         $11,922,908
                                                            ===========         ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                STANDISH SMALL CAPITALIZATION EQUITY PORTFOLIO II

                                SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

                                                                                          FOR THE PERIOD
                                                   YEAR ENDED                            DECEMBER 23, 1996
                                                  SEPTEMBER 30,         NINE MONTHS      (COMMENCEMENT OF
                                               ------------------          ENDED          OPERATIONS) TO
                                               1999(1)    1998(1)    SEPTEMBER 30, 1997  DECEMBER 31, 1996
                                               -------    -------    ------------------  -----------------
RATIOS:
  Expenses (to average daily net assets)*         0.95%      0.58%           0.00%+             0.00%(1)
  Net Investment Income (Loss) (to average
    daily net assets)*                           (0.67)%    (0.25)%          0.50%+               --(1)
  Portfolio Turnover                               242%       147%            122%                --
  Net Assets, End of Year (000's omitted)      $43,932    $11,923          $6,296              $ 484

-----------------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Portfolio for a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been:

   Ratios (to average daily net assets):
     Expenses                                       --       1.39%           4.33%+               --(1)
     Net investment loss                            --      (1.06)%         (3.84)%+              --(1)

+     Computed on an annualized basis.
(1)   Amounts are not meaningful due to the short period of operations.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                STANDISH SMALL CAPITALIZATION EQUITY PORTFOLIO II

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Portfolio II (the "Portfolio") is a separate diversified investment series of the Portfolio Trust. As of September 30, 1999, the Standish Small Capitalization Equity Fund II's proportionate interest in the net assets of the Portfolio was approximately 100%.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

      D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                STANDISH SMALL CAPITALIZATION EQUITY PORTFOLIO II

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      E. DEFERRED ORGANIZATIONAL EXPENSES

      Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized, on a straight-line basis through December 2001.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.60% of the Portfolio's average daily net assets. The Portfolio Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Portfolio Trust from SA&W. Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Cost of purchases and proceeds from sales of investments, other than short-term obligations for the year ended September 30, 1999 were as follows:

                                                         PURCHASES      SALES
                                                        -----------  -----------
      U.S. Government Securities                        $        --  $        --
                                                        ===========  ===========
      Investments (non-U.S.Government Securities)       $87,073,141  $67,959,678
                                                        ===========  ===========

(4)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 1999, as computed on a federal income tax basis, were as follows:

      Aggregate Cost                                                $39,259,271
                                                                    ===========
      Gross unrealized appreciation                                   8,610,058
      Gross unrealized depreciation                                  (2,651,711)
                                                                    -----------
      Net unrealized appreciation                                   $ 5,958,347
                                                                    ===========

(5)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments. This amount reflects each

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                STANDISH SMALL CAPITALIZATION EQUITY PORTFOLIO II

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contract's terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      The Portfolio entered into no such transactions during the year ended September 30, 1999.

      FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contract's terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      The Portfolio had no open financial futures contracts at September 30, 1999.

(6)   LINE OF CREDIT:

      The Portfolio, other subtrusts in the Portfolio Trust and funds in the Trust are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $25 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended September 30, 1999, the expense related to the commitment fee was $448 for the Portfolio. During the year ended September 30, 1999, the Portfolio had no borrowings under the credit facility.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Master Portfolio and the Investors of Standish Small Capitalization Equity Portfolio II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of Standish Small Capitalization Equity Portfolio II (the "Portfolio"), at September 30, 1999, the results of its operations, the changes in its net assets and the supplemental data for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and supplemental data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 19, 1999

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

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